UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2017
DISCOVERY COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 001-34177

Delaware (State or other jurisdiction of incorporation)	35-2333914 (IRS Employer Identification No.)

One Discovery Place
Silver Spring, Maryland 20910
(Address of principal executive offices, including zip code)
240-662-2000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.    Completion of Acquisition or Disposition of Assets.
As previously disclosed, on July 30, 2017, Discovery Communications, Inc. (the “Company”) entered into a Preferred Share Exchange Agreement (the “Exchange Agreement”) with Advance/Newhouse Programming Partnership, a New York general partnership (“ANPP”), pursuant to which the Company agreed to issue a number of shares of a newly designated Series A-1 Convertible Participating Preferred Stock of the Company, par value $0.01 per share (the “Series A-1 Preferred Stock”), and a number of shares of a newly designated Series C-1 Convertible Participating Preferred Stock of the Company, par value $0.01 per share (the “Series C-1 Preferred Stock”), to ANPP in exchange for all of ANPP’s shares of the Company’s Series A Convertible Participating Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), and all of ANPP’s shares of the Company’s Series C Convertible Participating Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock,” and such transaction, the “Exchange”).
On August 7, 2017, upon the terms set forth in the Exchange Agreement, the Company and ANPP completed the Exchange (the “Closing”), and the Company issued 7,852,582 and four-ninths (4/9ths) shares of Series A-1 Preferred Stock and 6,218,592.5 shares of Series C-1 Preferred Stock to ANPP in exchange for 70,673,242 shares of Series A Preferred Stock and 24,874,370 shares of Series C Preferred Stock held by ANPP.
The foregoing description of the Exchange Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Exchange Agreement, a copy of which was filed as Exhibit 10.4 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on July 31, 2017, and the terms of which are incorporated by reference herein.
Item 3.02.    Unregistered Sales of Equity Securities.
The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.
The shares of the Series A-1 Preferred Stock and Series C-1 Preferred Stock were issued in reliance on the exemption set forth in Section 3(a)(9) of the Securities Act of 1933, as amended, for securities exchanged by the issuer and existing security holders where no commission or other remuneration is paid or given directly or indirectly by the issuer for soliciting such exchange.
Item 3.03.    Material Modification to Rights of Security Holders.
The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.
Nine Series A Rights (as defined in the Rights Agreement (as defined below)) were attached to each share of Series A-1 Preferred Stock, and four Series C Rights (as defined in the Rights Agreement) were attached to each share of Series C-1 Preferred Stock, issued pursuant to the terms of the Exchange Agreement and all in accordance with the terms of the Company’s Rights Agreement, dated as of September 17, 2008, between the Company and Computershare Trust Company, N.A., a national banking association (the “Original Rights Agreement”), as amended by Amendment No. 1 to the Rights Agreement, dated as of December 10, 2008 (“Amendment No. 1 to Rights Agreement”), and Amendment No. 2 to the Rights Agreement, dated as of July 30, 2017 (“Amendment No. 2 to Rights Agreement,” and together with the Original Rights Agreement and Amendment No. 1 to Rights Agreement, the “Rights Agreement”). The Rights attached to the shares of Series A Preferred Stock and shares of Series C Preferred Stock disposed of by ANPP pursuant to the Exchange Agreement were cancelled in accordance with the terms of the Rights Agreement upon completion of the Exchange.
The foregoing description of the Rights Agreement is not complete and is subject to and qualified in its entirety by reference to the Rights Agreement, the terms of which are incorporated by reference herein. The Original Rights Agreement was filed as Exhibit 4.5 to the Registration Statement on Form S-4 filed by the Company with the SEC on June 11, 2008; Amendment No. 1 to Rights Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company with the SEC on December 11, 2008; and Amendment No. 2 to Rights Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company with the SEC on July 31, 2017.
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.
On August 7, 2017, the Company filed with the Secretary of State of the State of Delaware a Certificate of Designation for the Series A-1 Preferred Stock (the “Series A-1 Certificate of Designation”) and a Certificate of Designation for the Series C-1 Preferred Stock (the “Series C-1 Certificate of Designation”) setting forth the terms of the Series A-1 Preferred Stock and Series C-1 Preferred Stock, respectively. Copies of the Series A-1 Certificate of Designation and the Series C-1 Certificate of Designation are filed with this Current Report on Form 8-K as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.
Item 9.01.     Financial Statements and Exhibits.

(d)Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description
3.1	Certificate of Designation of Series A-1 Convertible Participating Preferred Stock, par value $0.01 per share.
3.2	Certificate of Designation of Series C-1 Convertible Participating Preferred Stock, par value $0.01 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVERY COMMUNICATIONS, INC.
/s/ Bruce Campbell
Name: Bruce Campbell
Title: Chief Development, Distribution & Legal Officer

Dated: August 7, 2017

Exhibit Index

Exhibit No.	Description
3.1	Certificate of Designation of Series A-1 Convertible Participating Preferred Stock, par value $0.01 per share.
3.2	Certificate of Designation of Series C-1 Convertible Participating Preferred Stock, par value $0.01 per share.